UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCONX

Putnam Convertible Securities Fund

Annual report
10 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Convertible
Securities Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	44

About the Trustees	45

Officers	47

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid rebound in October, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond’s yield and its price are often influenced by interest-rate levels and the issuer’s credit quality.

A convertible security is a hybrid of a stock and a bond. Like a bond, it offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies, to companies in cyclically depressed industries.

Investing successfully in convertible securities requires intensive research and analysis. The fund’s managers are supported by analysts who conduct rigorous fundamental research, seeking to determine the true worth of the issuing company’s business. The managers then construct a portfolio that they believe offers the best return potential while being mindful of risk.

Consider these risks before investing: The prices of convertible securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to specific companies or industries. These risks are generally greater for convertible securities issued by small and midsize companies (which may constitute a significant portion of the fund’s investments from time to time). The prices of convertible securities may be adversely affected by changes in the prices of underlying common stocks. Convertible securities tend to provide higher yields than common stocks. However, a higher yield may not protect investors against the risk of loss or adequately mitigate any loss associated with a decline in the price of a convertible security. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade convertible securities (a significant part of the fund’s investments). Generally, convertible securities may be less sensitive to interest rate changes than non-convertible bonds as a result of convertible securities’ structural features (e.g., convertibility, “put” features, etc.). Interest rate risk is generally greater, however, for longer term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the BofA (Bank of America) Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio managers

Eric N. Harthun, CFA, and Robert L. Salvin

Putnam Convertible Securities Fund outperformed both its benchmark index and Lipper peer group for the annual period, ended October 31, 2011. What was the key to the fund’s success?

Eric: It was a challenging period for convertibles as an asset class due to increased volatility in both equity and fixed-income markets. In this environment, we managed to achieve performance through bottom-up security selection rather than top-down sector allocation bets, which is in line with how we manage the fund. We had a fairly broad contribution to performance across all sectors except three — communication services, health care, and basic materials, each of which detracted.

What was the environment like for convertibles during the period?

Rob: Early in the period, the market and economy showed gradual strengthening, but the investing environment was marked by a sudden market correction in August, driven by U.S. debt concerns and a lack of resolution to Europe’s sovereign debt woes. In October, during the final month of the period, the market rebounded strongly, although volatility remains a factor. This was the result of better-than-expected U.S. corporate earnings reports and the emergence of a potential framework to resolve the European sovereign debt crisis.

Risk control — via broad diversification — is a key component of the fund’s strategy. How do you achieve that?

Rob: In our effort to rein in risk, we generally avoid being overweight or underweight based on pure sectors calls. As Eric said, where we can add to performance is through security selection. Putnam offers a depth of research capabilities that allows us to search the convertibles market

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15 and 16.

for the best opportunities, focusing on fundamental research to choose the individual opportunities rather than making sector-wide decisions.

Which holdings helped performance?

Eric: International Coal Group, an overweight position relative to the benchmark, was acquired by Arch Coal in June 2011 at a healthy premium, and the holding benefited as a result. By the end of the period, we had sold off the position.

Another overweight position in Cubist Pharmaceuticals also helped returns. The biopharmaceutical company focuses on the research, development, and commercialization of pharmaceutical products used primarily in acute care environments. Cubist experienced strong increases in sales and offers a very promising drug pipeline. Cubist also acquired Adolor, another biotechnology firm, and this further diversified Cubist’s drug portfolio.

SM Energy is an independent energy company that focuses on the exploration, exploitation, development, acquisition, and production of natural gas and crude oil in the United States. The portfolio’s greater-than-benchmark position helped performance. SM Energy is asset-rich in terms of drilling prospects and has done a good job of selling off non-core assets. By the end of the period, we had sold off the position.

Safeguard Scientifics, an out-of-benchmark holding, is a private equity and venture capital firm that invests in life sciences and technology companies. The holding benefited when Safeguard started to exit some of its more mature portfolio holdings via mergers and acquisitions and public offerings. As a result, Safeguard has a large net cash position now and is investing in other ventures. The bond is attractive, with a high yield, and the company has good prospects.

Which holdings hurt the fund’s performance?

Rob: Clearwire Communications, an overweight holding, was the top detractor from performance for the period. Clearwire

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

is a publicly traded company that is majority-owned by Sprint. The company is building a 4G wireless data network, both independently of and in partnership with Sprint. Clearwire’s underperformance was due to the protracted negotiations with Sprint over the rollout of the network. The terms of the agreement have yet to be finalized, and there were unresolved funding issues. As a result, Clearwire’s bonds performed poorly.

Powerwave Technologies, another overweight holding, is a provider of base stations and antennas for wireless networks. In the third quarter, the telecommunications company announced that sales were down significantly as a result of a reduction in spending by the major carriers like AT&T and some of the original equipment manufacturers like Nokia.

We continue to own both Clearwire and Powerwave, and believe in their ability to meet their credit obligations.

China Medical Technologies, an out-of-benchmark holding, is a diagnostic medical device company that detracted from the portfolio’s performance. Although the company’s business fundamentals appear strong, some investors are concerned about a potential lack of transparency when it comes to its business dealings, a common perception of China-based companies. In addition, there are concerns that China Medical will have difficulty meeting financial obligations for some bonds that are coming due. While we are certainly cognizant of these two potential risks, we believe in the company’s ability to meet its credit obligations and continue to hold China Medical in the portfolio.

Dendreon, an overweight holding, is a pharmaceutical company that also detracted

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

from performance. Dendreon’s prostate cancer drug, Provenge, is in the process of being launched, but the market for the drug has developed more slowly than investors had expected. Provenge is an expensive drug, and there has been concern among physicians about getting reimbursed. The doctors have to advance funds for the drug and count on being reimbursed by insurers and government agencies. This hesitancy among doctors to utilize Provenge has been a roadblock in developing the market for the drug, but we believe that the reimbursement dynamic will be resolved.

What is your outlook?

Eric: Although a framework has emerged to address the eurozone’s sovereign debt troubles, we believe that substantial risks remain. In our view, the potential of a serious financial shock still exists, given the enormity of the task to solve eurozone debt issues. In addition, the U.S. economy, while showing some signs of recovering, is in a slow growth environment, constrained by deleveraging by consumers and stubbornly high unemployment.

The significant credit spread widening and equity market correction have left the convertible market statistically inexpensive on a valuation basis and much more balanced in terms of the securities offering in general. The new issue market in convertibles has not been robust in recent months, given the term structure of interest rates. We believe we are getting closer to a cyclical low in terms of new issuances, and we are hopeful issuance will improve soon.

We still believe there are many good prospects for finding securities that fit our investment philosophy. We will continue to look for investment opportunities that permit us to capitalize on through our bottom-up research process that combines equity, fixed-income, and structural analysis.

Thank you, gentlemen, for bringing us up to date.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.82%	9.66%	8.87%	8.87%	9.00%	9.00%	9.15%	9.05%	9.55%	9.91%

10 years	99.05	87.63	84.76	84.76	84.73	84.73	89.37	82.75	94.20	104.19
Annual average	7.13	6.50	6.33	6.33	6.33	6.33	6.59	6.21	6.86	7.40

5 years	16.32	9.64	12.06	10.07	11.99	11.99	13.46	9.47	14.89	17.82
Annual average	3.07	1.86	2.30	1.94	2.29	2.29	2.56	1.83	2.81	3.33

3 years	67.23	57.56	63.63	60.63	63.57	63.57	64.78	59.03	66.06	68.52
Annual average	18.70	16.36	17.84	17.11	17.82	17.82	18.11	16.72	18.42	19.00

1 year	1.08	–4.74	0.40	–4.52	0.32	–0.66	0.61	–2.89	0.88	1.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/11

	BofA (Bank of America)	Lipper Convertible Securities
	Merrill Lynch All U.S. Convertibles Index	Funds category average*

Annual average (life of fund)	—†	9.82%

10 years	72.67%	74.70
Annual average	5.61	5.67

5 years	16.10	15.06
Annual average	3.03	2.79

3 years	67.48	56.59
Annual average	18.76	16.07

1 year	1.03	0.53

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 67, 49, 39, 33, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the BofA (Bank of America) Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,476 and $18,473, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,275. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,420 and $20,419, respectively.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.568		$0.421	$0.417	$0.463		$0.518	$0.620

Capital gains	—		—	—	—		—	—

Total	$0.568		$0.421	$0.417	$0.463		$0.518	$0.620

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$19.31	$20.49	$18.99	$19.13	$19.14	$19.83	$19.24	$19.30

10/31/11	18.97	20.13	18.66	18.79	18.81	19.49	18.91	18.97

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	2.99%	2.82%	2.27%	2.21%	2.51%	2.42%	2.75%	3.27%

Current 30-day SEC yield [2]	N/A	2.19	1.63	1.62	N/A	1.79	2.10	2.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.66%	9.50%	8.71%	8.71%	8.84%	8.84%	8.99%	8.89%	9.39%	9.75%

10 years	89.44	78.55	75.85	75.85	75.64	75.64	80.22	73.95	84.78	94.23
Annual average	6.60	5.97	5.81	5.81	5.79	5.79	6.07	5.69	6.33	6.86

5 years	11.72	5.31	7.67	5.76	7.57	7.57	9.00	5.18	10.33	13.16
Annual average	2.24	1.04	1.49	1.13	1.47	1.47	1.74	1.02	1.99	2.50

3 years	22.26	15.23	19.57	16.57	19.56	19.56	20.48	16.26	21.37	23.22
Annual average	6.93	4.84	6.14	5.24	6.14	6.14	6.41	5.15	6.67	7.21

1 year	–2.80	–8.40	–3.46	–8.18	–3.51	–4.45	–3.22	–6.63	–3.05	–2.54

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Annualized expense ratio for the six-month period
ended 10/31/11*	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$8.92	$8.92	$7.74	$6.55	$4.16

Ending value (after expenses)	$896.60	$893.40	$893.40	$894.70	$895.60	$897.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.70	$9.50	$9.50	$8.24	$6.97	$4.43

Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,017.04	$1,018.30	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most

Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 67, 56 and 49 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Putnam Convertible Securities Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Securities Fund (the fund), including the fund’s portfolio, as of October 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Securities Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 12, 2011

The fund’s portfolio 10/31/11

CONVERTIBLE BONDS AND NOTES (68.4%)*	Principal amount	Value

Advertising and marketing services (0.5%)
Digital River, Inc. 144A cv. sr. unsec. notes 2s, 2030	$3,685,000	$3,058,550

		3,058,550
Aerospace and defense (1.8%)
AAR Corp. 144A cv. sr. unsec. notes 2 1/4s, 2016	4,490,000	4,057,838

Kaman Corp. 144A cv. sr. unsec. notes 3 1/4s, 2017	3,225,000	3,736,969

Triumph Group, Inc. 144A cv. sr. sub. notes 2 5/8s, 2026	2,030,000	4,227,475

		12,022,282
Airlines (0.8%)
Continental Airlines, Inc. cv. sr. unsec.
unsub. notes 4 1/2s, 2015	4,080,000	5,049,000

		5,049,000
Automotive (1.7%)
Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	4,195,000	6,240,063

TRW Automotive, Inc. cv. company guaranty sr. unsec.
notes 3 1/2s, 2015	3,300,000	5,321,250

		11,561,313
Biotechnology (4.5%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	3,235,000	2,895,325

BioMarin Pharmaceuticals, Inc. cv. sr. sub. notes 1 7/8s, 2017	2,735,000	4,813,600

Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017	4,560,000	6,566,400

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	4,250,000	3,102,500

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	7,120,000	8,210,784

United Therapeutics Corp. 144A cv. sr. notes 1s, 2016	4,015,000	4,378,759

		29,967,368
Broadcasting (0.5%)
XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	2,543,000	3,280,470

		3,280,470
Cable television (1.1%)
Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	4,665,000	7,044,150

		7,044,150
Coal (2.1%)
Alpha Natural Resources, Inc. cv. sr. unsec. notes 2 3/8s, 2015	4,955,000	4,800,156

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	3,962,000	2,902,165

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	5,660,000	6,226,000

		13,928,321
Commercial and consumer services (1.8%)
Alliance Data Systems Corp. cv. sr. unsec. notes 1 3/4s, 2013	4,420,000	6,088,550

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	2,555,000	2,826,469

Priceline.com, Inc. 144A cv. sr. unsec. notes 1 1/4s, 2015	1,789,000	3,159,821

		12,074,840
Computers (4.1%)
EMC Corp. cv. sr. unsec. notes 1 3/4s, 2013	3,665,000	5,831,931

EMC Corp. 144A cv. sr. unsec. notes 1 3/4s, 2013	5,360,000	8,529,100

Quantum Corp. 144A cv. sr. unsec. sub. notes 3 1/2s, 2015	2,941,000	2,859,534

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	8,255,000	9,854,406

		27,074,971
Consumer finance (1.3%)
DFC Global Corp. cv. sr. notes 3s, 2028	6,635,000	8,418,156

		8,418,156

CONVERTIBLE BONDS AND NOTES (68.4%)* cont.	Principal amount	Value

Consumer services (1.5%)
Avis Budget Group, Inc. cv. sr. notes 3 1/2s, 2014	$4,595,000	$5,278,506

Hertz Global Holdings, Inc. cv. sr. unsec. notes 5 1/4s, 2014	2,970,000	4,607,361

		9,885,867
Containers (0.5%)
Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	3,491,000	3,216,084

		3,216,084
Electrical equipment (0.6%)
WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	2,029,000	3,814,520

		3,814,520
Electronics (3.3%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	3,761,000	3,685,780

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	8,250,000	10,415,625

Micron Technology, Inc. 144A cv. sr. notes Ser. A, 1 1/2s, 2031	2,000,000	1,655,000

Micron Technology, Inc. 144A cv. sr. unsec. notes Ser. B, 1 7/8s, 2031	1,600,000	1,318,000

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	4,360,000	4,621,600

		21,696,005
Energy (oil field) (0.4%)
Global Industries, Ltd. 144A cv. unsec. notes 2 3/4s, 2027	3,000,000	2,981,250

		2,981,250
Energy (other) (0.7%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	4,205,000	4,614,988

		4,614,988
Health-care services (3.3%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	5,522,000	4,693,700

Health Management Associates, Inc.
144A cv. sr. sub. notes 3 3/4s, 2028	4,600,000	5,238,250

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	4,675,000	4,815,250

Lincare Holdings, Inc. cv. sr. unsec. unsub. notes Ser. B,
2 3/4s, 2037	4,630,000	4,873,075

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	2,493,000	2,480,535

		22,100,810
Homebuilding (0.8%)
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	5,027,000	5,158,959

		5,158,959
Investment banking/Brokerage (1.5%)
Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	5,631,000	5,487,410

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	3,255,000	4,259,981

		9,747,391
Lodging/Tourism (2.3%)
Gaylord Entertainment Co. 144A cv. company
guaranty sr. unsec. notes 3 3/4s, 2014	4,035,000	4,443,544

Host Hotels & Resorts LP 144A cv. company
guaranty sr. unsec. notes 2 1/2s, 2029 R	4,325,000	5,222,438

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	5,920,000	5,920,000

		15,585,982
Manufacturing (1.9%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	6,965,000	7,121,713

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	5,555,000	5,305,025

		12,426,738

CONVERTIBLE BONDS AND NOTES (68.4%)* cont.	Principal amount	Value

Media (1.1%)
Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	$6,930,000	$3,881,147

MasTec, Inc. cv. company guaranty sr. unsec.
unsub. notes 4 1/4s, 2014	2,390,000	3,717,944

		7,599,091
Medical technology (2.8%)
China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	4,100,000	2,911,000

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China)	3,544,000	2,104,250

Hologic, Inc. cv. sr. unsec. notes stepped-coupon 2s
(zero %, 12/15/16) 2037 ††	5,070,000	5,380,538

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	7,111,000	8,382,091

		18,777,879
Metals (3.9%)
Goldcorp, Inc. cv. sr. notes 2s, 2014 (Canada)	5,367,000	6,916,990

Molycorp, Inc. 144A cv. sr. unsec. notes 3 1/4s, 2016	1,601,000	1,557,973

Newmont Mining Corp. cv. company
guaranty sr. unsub. notes 1 5/8s, 2017	3,815,000	5,956,169

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	4,260,000	4,536,900

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	5,475,000	5,981,438

USEC, Inc. cv. sr. unsec. notes 3s, 2014	2,000,000	1,172,500

		26,121,970
Oil and gas (2.0%)
Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/2s, 2037	2,336,000	2,315,560

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/4s, 2038	2,194,000	1,903,295

Endeavour International Corp. 144A cv. company
guaranty sr. unsec. notes 5 1/2s, 2016	3,768,000	3,183,960

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	1,325,000	1,255,106

St. Mary Land & Exploration Co. cv. sr. unsec.
notes 3 1/2s, 2027	3,090,000	4,831,988

		13,489,909
Pharmaceuticals (2.0%)
Akorn, Inc. 144A cv. sr. notes 3 1/2s, 2016	3,208,000	3,949,850

Endo Pharmaceuticals Holdings, Inc. cv. sr. unsec.
sub. notes 1 3/4s, 2015	4,275,000	5,311,688

Teva Pharmaceutical Finance, LLC cv. company
guaranty sr. unsec. debs Ser. C, 1/4s, 2026 (Israel)	3,095,000	3,253,619

Viropharma, Inc. cv. sr. unsec. notes 2s, 2017	794,000	1,019,298

		13,534,455
Real estate (2.1%)
Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	2,950,000	4,563,281

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN
0.872s, 2012 R	5,450,000	5,054,875

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	5,145,000	4,270,350

		13,888,506
Retail (1.5%)
Iconix Brand Group, Inc. 144A cv. sr. unsec.
sub. notes 2 1/2s, 2016	5,123,000	4,892,465

Sonic Automotive, Inc. cv. sr. unsec. notes 5s, 2029	3,740,000	4,922,775

		9,815,240

CONVERTIBLE BONDS AND NOTES (68.4%)* cont.	Principal amount	Value

Semiconductor (3.3%)
Lam Research Corp. 144A cv. sr. unsec. notes 1 1/4s, 2018	$5,888,000	$5,792,320

Linear Technology Corp. cv. sr. unsec. unsub. notes Ser. A,
3s, 2027	5,990,000	6,267,038

Novellus Systems, Inc. 144A cv. sr. notes 2 5/8s, 2041	5,460,000	5,650,008

Photronics, Inc. 144A cv. sr. notes 3 1/4s, 2016	4,763,000	4,549,141

		22,258,507
Shipping (0.5%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	4,400,000	3,289,000

		3,289,000
Software (3.9%)
Microsoft Corp. 144A cv. sr. unsec. notes zero %, 2013	3,941,000	4,000,115

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	8,600,000	11,395,000

SYNNEX Corp. cv. sr. notes 4s, 2018	4,925,000	5,614,500

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	5,205,000	4,573,894

		25,583,509
Technology (1.5%)
CACI International, Inc. cv. sr. unsec. sub. notes 2 1/8s, 2014	2,950,000	3,418,313

CACI International, Inc. 144A cv. sr. unsec.
sub. notes 2 1/8s, 2014	1,585,000	1,836,619

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	785,000	856,631

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	3,645,000	3,977,606

		10,089,169
Technology services (1.3%)
DST Systems, Inc. cv. sr. unsec. unsub. bonds FRB Ser. C,
zero %, 2023	5,140,000	6,235,463

Salesforce.com, Inc. cv. sr. unsec. unsub. notes 3/4s, 2015	1,390,000	2,310,875

		8,546,338
Telecommunications (3.8%)
Equinix, Inc. cv. sr. unsec. sub. notes 4 3/4s, 2016	5,940,000	8,085,825

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	3,235,000	5,305,400

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	5,121,000	2,746,136

SBA Communications Corp. cv. sr. unsec. notes 1 7/8s, 2013	8,120,000	8,789,900

		24,927,261
Telephone (0.8%)
Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	6,255,000	5,441,850

		5,441,850
Trucks and parts (0.9%)
Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	6,890,000	5,977,075

		5,977,075

Total convertible bonds and notes (cost $435,428,055)		$454,047,774

CONVERTIBLE PREFERRED STOCKS (25.5%)*	Shares	Value

Automotive (1.2%)
General Motors Co. Ser. B, $2.375 cv. pfd.	184,725	$7,723,814

		7,723,814
Banking (4.6%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	7,600	6,469,500

Citigroup, Inc. $7.50 cv. pfd.	105,555	10,027,725

Huntington Bancshares Ser. A, 8.50% cv. pfd.	3,480	3,723,600

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	9,830	10,341,160

		30,561,985
Communications equipment (0.9%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	6,505	5,651,219

		5,651,219
Consumer (1.3%)
Stanley Black & Decker, Inc. $4.75 cv. pfd.	75,261	8,554,918

		8,554,918
Electric utilities (2.8%)
Great Plains Energy, Inc. $6.00 cv. pfd.	134,787	8,680,283

PPL Corp. $4.375 cv. pfd.	184,490	10,006,738

		18,687,021
Financial (1.0%)
AMG Capital Trust II $2.575 cv. pfd.	171,955	6,856,706

		6,856,706
Food (0.6%)
Bunge, Ltd. $4.875 cv. pfd.	43,885	4,240,388

		4,240,388
Insurance (2.7%)
Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	44,810	2,388,373

Hartford Financial Services Group, Inc. (The) $1.182 cv. pfd. S	212,508	4,416,171

MetLife, Inc. $3.75 cv. pfd.	164,503	11,171,399

		17,975,943
Media (2.4%)
Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	8,870	8,315,625

Nielsen Holdings NV $3.125 cv. pfd.	131,150	7,508,338

		15,823,963
Metals (0.8%)
Vale Capital II $3.375 cv. pfd. (Cayman Islands)	73,175	5,163,411

		5,163,411
Oil and gas (2.1%)
Apache Corp. Ser. D, $3.00 cv. pfd. S	172,936	9,760,076

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	3,694	4,285,040

		14,045,116
Real estate (3.3%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd.	259,145	6,159,877

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	388,350	7,528,398

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.	160,935	7,976,341

		21,664,616
Shipping (0.6%)
Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	432,880	4,053,402

		4,053,402
Technology services (0.5%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	39,451	3,082,109

		3,082,109
Telecommunications (0.7%)
Crown Castle International Corp. $3.125 cum. cv. pfd.	83,706	4,865,820

		4,865,820

Total convertible preferred stocks (cost $174,652,841)		$168,950,431

COMMON STOCKS (1.4%)*		Shares/Units		Value

Bed Bath & Beyond, Inc. †			27,105	$1,676,173

Brazil Ethanol, Inc. 144A (Unit) †			312,500	6,250

Comcast Corp. Class A			67,870	1,591,552

Hess Corp.			29,120	1,821,747

Newfield Exploration Co. †			33,720	1,357,567

NII Holdings, Inc. †			60,350	1,420,036

Oracle Corp.			50,900	1,667,993

Total common stocks (cost $12,641,347)				$9,541,318

CORPORATE BONDS AND NOTES (1.4%)*		Principal amount		Value

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		$1,346,000		$1,100,355

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017			2,787,000	1,707,038

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)			958,000	950,815

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015 F			2,857,000	2,814,145

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019			1,840,000	1,729,600

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			960,000	940,800

Total corporate bonds and notes (cost $8,808,283)				$9,242,753

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	1,085,630	$260,551

Total warrants (cost $217,126)				$260,551

SHORT-TERM INVESTMENTS (2.8%)*			Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]			6,484,950	$6,484,950

Putnam Money Market Liquidity Fund 0.05% [e]			12,291,329	12,291,329

Total short-term investments (cost $18,776,279)				$18,776,279

TOTAL INVESTMENTS

Total investments (cost $650,523,931)				$660,819,106

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $663,374,571.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$3,011,588	$—	$—

Consumer cyclicals	1,676,173	—	—

Energy	3,179,314	6,250	—

Technology	1,667,993	—	—

Total common stocks	9,535,068	6,250	—

Convertible bonds and notes	—	454,047,774	—

Convertible preferred stocks	—	168,950,431	—

Corporate bonds and notes	—	6,428,608	2,814,145

Warrants	—	—	260,551

Short-term investments	12,291,329	6,484,950	—

Totals by level	$21,826,397	$635,918,013	$3,074,696

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value, including $6,166,372 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $631,747,652)	$642,042,827
Affiliated issuers (identified cost $18,776,279) (Notes 1 and 6)	18,776,279

Dividends, interest and other receivables	5,468,976

Receivable for shares of the fund sold	628,550

Receivable for investments sold	7,687,832

Total assets	674,604,464

LIABILITIES

Payable for investments purchased	2,726,536

Payable for shares of the fund repurchased	1,135,236

Payable for compensation of Manager (Note 2)	346,308

Payable for investor servicing fees (Note 2)	99,221

Payable for custodian fees (Note 2)	4,937

Payable for Trustee compensation and expenses (Note 2)	164,863

Payable for administrative services (Note 2)	2,536

Payable for distribution fees (Note 2)	157,170

Collateral on securities loaned, at value (Note 1)	6,484,950

Other accrued expenses	108,136

Total liabilities	11,229,893

Net assets	$663,374,571

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$748,270,191

Undistributed net investment income (Note 1)	16,332,038

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(111,522,833)

Net unrealized appreciation of investments	10,295,175

Total — Representing net assets applicable to capital shares outstanding	$663,374,571

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($484,049,650 divided by 25,512,228 shares)	$18.97

Offering price per class A share (100/94.25 of $18.97)*	$20.13

Net asset value and offering price per class B share ($12,280,682 divided by 658,254 shares)**	$18.66

Net asset value and offering price per class C share ($53,695,675 divided by 2,857,449 shares)**	$18.79

Net asset value and redemption price per class M share ($3,546,156 divided by 188,544 shares)	$18.81

Offering price per class M share (100/96.50 of $18.81)*	$19.49

Net asset value, offering price and redemption price per class R share
($3,595,141 divided by 190,146 shares)	$18.91

Net asset value, offering price and redemption price per class Y share
($106,207,267 divided by 5,599,622 shares)	$18.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Dividends	$11,164,767

Interest (including interest income of $11,578 from investments in affiliated issuers) (Note 6)	10,591,365

Securities lending (Note 1)	36,531

Total investment income	21,792,663

EXPENSES

Compensation of Manager (Note 2)	4,501,423

Investor servicing fees (Note 2)	1,400,342

Custodian fees (Note 2)	15,266

Trustee compensation and expenses (Note 2)	60,388

Administrative services (Note 2)	20,330

Distribution fees — Class A (Note 2)	1,306,177

Distribution fees — Class B (Note 2)	126,929

Distribution fees — Class C (Note 2)	611,591

Distribution fees — Class M (Note 2)	31,265

Distribution fees — Class R (Note 2)	18,589

Other	229,170

Total expenses	8,321,470

Expense reduction (Note 2)	(28,876)

Net expenses	8,292,594

Net investment income	13,500,069

Net realized gain on investments (Notes 1 and 3)	35,377,984

Net realized gain on foreign currency transactions (Note 1)	11

Net unrealized depreciation of investments during the year	(45,986,537)

Net loss on investments	(10,608,542)

Net increase in net assets resulting from operations	$2,891,527

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$13,500,069	$18,777,583

Net realized gain on investments
and foreign currency transactions	35,377,995	46,664,163

Net unrealized appreciation (depreciation) of investments	(45,986,537)	61,928,641

Net increase in net assets resulting from operations	2,891,527	127,370,387

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,640,547)	(15,141,336)

Class B	(272,720)	(321,042)

Class C	(1,274,396)	(1,373,878)

Class M	(95,274)	(117,726)

Class R	(95,658)	(89,090)

Class Y	(3,336,866)	(2,551,626)

Increase in capital from settlement payments (Note 7)	129,793	7,986

Redemption fees (Note 1)	23,749	1,447

Increase (decrease) from capital share transactions (Note 4)	23,623,025	(67,240,730)

Total increase in net assets	6,952,633	40,544,392

NET ASSETS

Beginning of year	656,421,938	615,877,546

End of year (including undistributed net investment income of
$16,332,038 and $12,755,035, respectively)	$663,374,571	$656,421,938

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
October 31, 2011	$19.31	.39	(.16)	.23	(.57)	(.57)	—	— [b,e]	$18.97	1.08	$484,050	1.12	1.94	79
October 31, 2010	16.27	.54	3.07	3.61	(.57)	(.57)	—	— [b,f]	19.31	22.48	495,949	1.18	3.03	71
October 31, 2009	12.55	.55	3.73	4.28	(.56)	(.56)	—	—	16.27	35.08	467,669	1.20 [g]	4.00 [g]	74
October 31, 2008	21.21	.51	(8.64)	(8.13)	(.53)	(.53)	—	—	12.55	(39.13)	402,408	1.06 [g]	2.73 [g]	68
October 31, 2007	19.05	.51	2.18	2.69	(.53)	(.53)	—	—	21.21	14.27	697,830	1.04 [g]	2.50 [g]	71

Class B
October 31, 2011	$18.99	.23	(.14)	.09	(.42)	(.42)	—	— [b,e]	$18.66	.40	$12,281	1.87	1.19	79
October 31, 2010	16.01	.40	3.01	3.41	(.43)	(.43)	—	— [b,f]	18.99	21.52	12,205	1.93	2.28	71
October 31, 2009	12.35	.44	3.67	4.11	(.45)	(.45)	—	—	16.01	34.12	14,351	1.95 [g]	3.30 [g]	74
October 31, 2008	20.87	.36	(8.51)	(8.15)	(.37)	(.37)	—	—	12.35	(39.61)	15,297	1.81 [g]	1.96 [g]	68
October 31, 2007	18.75	.35	2.14	2.49	(.37)	(.37)	—	—	20.87	13.40	37,930	1.79 [g]	1.77 [g]	71

Class C
October 31, 2011	$19.13	.24	(.16)	.08	(.42)	(.42)	—	— [b,e]	$18.79	.32	$53,696	1.87	1.19	79
October 31, 2010	16.12	.40	3.04	3.44	(.43)	(.43)	—	— [b,f]	19.13	21.58	57,211	1.93	2.27	71
October 31, 2009	12.44	.43	3.71	4.14	(.46)	(.46)	—	—	16.12	34.12	56,131	1.95 [g]	3.13 [g]	74
October 31, 2008	21.04	.37	(8.58)	(8.21)	(.39)	(.39)	—	—	12.44	(39.60)	33,539	1.81 [g]	2.00 [g]	68
October 31, 2007	18.92	.35	2.16	2.51	(.39)	(.39)	—	—	21.04	13.36	38,347	1.79 [g]	1.73 [g]	71

Class M
October 31, 2011	$19.14	.29	(.16)	.13	(.46)	(.46)	—	— [b,e]	$18.81	.61	$3,546	1.62	1.46	79
October 31, 2010	16.13	.45	3.04	3.49	(.48)	(.48)	—	— [b,f]	19.14	21.85	4,598	1.68	2.53	71
October 31, 2009	12.45	.47	3.71	4.18	(.50)	(.50)	—	—	16.13	34.41	4,383	1.70 [g]	3.40 [g]	74
October 31, 2008	21.04	.41	(8.57)	(8.16)	(.43)	(.43)	—	—	12.45	(39.44)	3,133	1.56 [g]	2.22 [g]	68
October 31, 2007	18.90	.40	2.17	2.57	(.43)	(.43)	—	—	21.04	13.70	6,175	1.54 [g]	2.00 [g]	71

Class R
October 31, 2011	$19.24	.34	(.15)	.19	(.52)	(.52)	—	— [b,e]	$18.91	.88	$3,595	1.37	1.69	79
October 31, 2010	16.22	.50	3.04	3.54	(.52)	(.52)	—	— [b,f]	19.24	22.12	3,434	1.43	2.77	71
October 31, 2009	12.51	.51	3.73	4.24	(.53)	(.53)	—	—	16.22	34.79	2,685	1.45 [g]	3.73 [g]	74
October 31, 2008	21.15	.47	(8.62)	(8.15)	(.49)	(.49)	—	—	12.51	(39.29)	2,255	1.31 [g]	2.50 [g]	68
October 31, 2007	19.01	.45	2.18	2.63	(.49)	(.49)	—	—	21.15	13.96	2,164	1.29 [g]	2.20 [g]	71

Class Y
October 31, 2011	$19.30	.44	(.15)	.29	(.62)	(.62)	—	— [b,e]	$18.97	1.40	$106,207.87		2.17	79
October 31, 2010	16.27	.59	3.05	3.64	(.61)	(.61)	—	— [b,f]	19.30	22.73	83,025.93		3.27	71
October 31, 2009	12.55	.57	3.74	4.31	(.59)	(.59)	—	—	16.27	35.43	70,660	.95 [g]	3.93 [g]	74
October 31, 2008	21.21	.56	(8.64)	(8.08)	(.58)	(.58)	—	—	12.55	(38.97)	21,115	.81 [g]	3.00 [g]	68
October 31, 2007	19.05	.56	2.18	2.74	(.58)	(.58)	—	—	21.21	14.56	27,084	.79 [g]	2.75 [g]	71

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.06%

October 31, 2008	<0.01

October 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek with equal emphasis, current income and capital appreciation by investing mainly in convertible securities of U.S. companies. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. The fund’s secondary objective is conservation of capital. Many convertible securities are below investment-grade, and a significant portion of the convertible securities the fund buys are below investment-grade.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $6,166,372 and the fund received cash collateral of $6,484,950.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $103,060,454 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $9,792,395 to increase undistributed net investment income and $129,852 to decrease paid-in-capital, with an increase to accumulated net realized losses of $9,662,543.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$49,907,455
Unrealized depreciation	(40,428,700)

Net unrealized appreciation	9,478,755
Undistributed ordinary income	16,332,038
Capital loss carryforward	(103,060,454)
Cost for federal income tax purposes	$651,340,351

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,767 under the expense offset arrangements and by $27,109 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $496, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $86,315 and $433 from the sale of class A and class M shares, respectively, and received $7,999 and $2,706 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $261 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $561,739,685 and $548,593,676, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	4,725,246	$95,829,490	2,541,182	$45,844,454

Shares issued in connection with
reinvestment of distributions	626,615	12,444,069	700,776	12,605,015

	5,351,861	108,273,559	3,241,958	58,449,469

Shares repurchased	(5,525,589)	(110,169,839)	(6,295,360)	(112,190,720)

Net decrease	(173,728)	$(1,896,280)	(3,053,402)	$(53,741,251)

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	256,216	$5,136,715	82,899	$1,470,768

Shares issued in connection with
reinvestment of distributions	9,396	183,675	12,951	228,871

	265,612	5,320,390	95,850	1,699,639

Shares repurchased	(249,892)	(4,971,509)	(349,549)	(6,131,790)

Net increase (decrease)	15,720	$348,881	(253,699)	$(4,432,151)

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	845,295	$17,121,901	515,068	$9,195,663

Shares issued in connection with
reinvestment of distributions	32,341	635,848	33,555	598,295

	877,636	17,757,749	548,623	9,793,958

Shares repurchased	(1,011,440)	(19,976,099)	(1,038,964)	(18,372,050)

Net decrease	(133,804)	$(2,218,350)	(490,341)	$(8,578,092)

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	25,046	$497,284	33,786	$598,285

Shares issued in connection with
reinvestment of distributions	4,313	85,023	5,817	103,770

	29,359	582,307	39,603	702,055

Shares repurchased	(81,052)	(1,637,546)	(71,054)	(1,255,034)

Net decrease	(51,693)	$(1,055,239)	(31,451)	$(552,979)

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	58,220	$1,169,136	63,606	$1,136,196

Shares issued in connection with
reinvestment of distributions	4,747	93,799	4,814	86,441

	62,967	1,262,935	68,420	1,222,637

Shares repurchased	(51,309)	(1,039,689)	(55,456)	(993,788)

Net increase	11,658	$223,246	12,964	$228,849

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,270,127	$67,098,746	1,777,906	$32,235,455

Shares issued in connection with
reinvestment of distributions	76,711	1,521,249	55,252	994,380

	3,346,838	68,619,995	1,833,158	33,229,835

Shares repurchased	(2,048,509)	(40,399,228)	(1,875,351)	(33,394,941)

Net increase (decrease)	1,298,329	$28,220,767	(42,193)	$(165,106)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$260,551		$—

Total		$260,551		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$65,138	$65,138

Total	$65,138	$65,138

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $11,578 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $277,164,575 and $266,704,455, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $126,693 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $3,100 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 40.78% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 46.99%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,095,429 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Independent Registered	Vice President, Assistant
Public Accounting Firm	Treasurer and Principal	Susan G. Malloy
KPMG LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
Jameson A. Baxter, Chair	Vice President
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN019
270977 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$45,079	$--	$4,000	$ —
October 31, 2010	$38,072	$--	$3,800	$ —

For the fiscal years ended October 31, 2011and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,000 and $3,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$ —	$ —	$ —

October 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011